March 6, 2003



                    DREYFUS PREMIER SMALL COMPANY GROWTH FUND

                                Supplement to the
                        Prospectus dated January 1, 2003



         The following information supersedes any contrary information contained in the fund's Prospectus:

         Effective March 6, 2003, B. Randall Watts, Jr. became the fund's primary portfolio manager. Mr. Watts is a chartered financial analyst and is Senior Vice President and lead portfolio manager for small cap growth, tax-sensitive small cap and small cap equity strategies at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since 2001. In March 2003, he became a dual employee of Dreyfus and Standish Mellon Asset Management Company.

         The portfolio manager identifies potential investments through extensive fundamental research. The fund utilizes a "bottom-up" approach, focusing on individual stock selection. The fund focuses on companies that have consistent, sustainable earnings and revenue growth, that are priced attractively relative to the market, that have strong management and are poised to benefit from market trends.

         The fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as decelerating earnings or industry weakness.

         The paragraph concerning David B. Smith in the section "Management" is deleted because he is no longer the portfolio manager of the fund.

         The paragraphs concerning the fund's strategy and typical scenarios for selling a stock in the section "Goal/Approach" are deleted.